SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report - July 19, 2000


                       M.S. Carriers, Inc.

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     (Exact name of Registrant as specified in its charter.)


      Tennessee                       0-14781                62-1014070
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(State of other jurisdiction of  (Commission File Number) (IRS Employer
 incorporation)                                            Identification No.)

3171 Directors Row, Memphis, TN                              38131
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (901)332-2500

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                              M.S. Carriers, Inc.

                              Index to Form 8-K

                                 Contents

Item 1.  Changes in Control of Registrant ...............................*

Item 2.  Acqusition or Disposition of Assets.............................*

Item 3.  Bankruptcy or Receivership......................................*

Item 4.  Changes in Registrant's Certifying Accountant...................*

Item 5.  Other Events....................................................2

Item 6.  Resignation of Registrant's Directors...........................*

Item 7.  Financial Statements and Exhibits...............................2

Signatures ..............................................................3

* No information submitted under this caption.


Item 5.  Other Events

     As previously announced, on July 1, 2000, M. S. Carriers, Inc., along with five (5) other truckload carriers, conveyed its logistics business to Transplace.com in exchange for a fourteen percent (14%) interest in Transplace.com. A brief description of the operations of Transplace.com is contained in its press release dated July 13, 2000, filed as an exhibit hereto and incorporated by reference herein.

Item 7.   Financial Statements and Exhibits

     Exhibits numbered in accordance with Item 601 of Regulation S-K:

Exhibit Number      Exhibits

         99              Additional Exhibits -- Press Release of TRANSPLACE.COM,
                    dated July 13, 2000
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

                            Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                   M. S. Carriers, Inc.
                                   (Registrant)


                                          /s/ M.J. Barrow
Date: July 19, 2000                M. J. Barrow
                                   Senior Vice President and Chief
                                   Financial Officer

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
                        Index to Exhibits

                                                  Sequentially
                                                  Numbered Page or
                                                  Incorporation
Exhibit Number      Description                        by Reference
--------------          -----------                         ----------------

         99              Additional Exhibits -- Press       5
                    Release of TRANSPLACE.COM,
                    dated July 13, 2000

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
Dallas, Texas, July 13, 2000 -- Transplace.com announced today that its operations commenced as scheduled on July 1, 2000. The internet-based logistics business is commonly owned by Covenant Transport, Inc.
(Nasdaq:CVTI); J. B. Hunt Transport Services, Inc. (Nasdaq:JBHT); M. S. Carriers, Inc. (Nasdaq:MSCA); Swift Transportation Co., Inc. (Nasdaq:SWFT); U.
S. Xpress Enterprises, Inc. (Nasdaq:XPRSA), and Werner Enterprises, Inc. (Nasdaq:WERN). All the six founding carriers completed the conversion of their logistics businesses to Transplace.com effective July 1, 2000.

As previously announced, Transplace.com offers a web-enabled platform to bring together shippers and carriers worldwide to collaborate on their transportation logistics planning and execution in the most efficient and effective manner. It provides the shipping public easy access to virtually unlimited transportation capacity with operational efficiency unmatched by any single shipper or carrier. It also provides carriers combined purchasing power of fuel, equipment, maintenance and repair parts, insurance, and many other services. Dr. Jun-Sheng Li, Chairman, President and Chief Executive Officer said, "we are pleased with the smooth integration and transition of the operations, and are now well positioned to provide the full spectrum of services to our shippers and carriers".

Safe Harbor Disclaimer: Certain statements contained herein constituted forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are typically identified by the words believe, expect, anticipate, intend, estimate, and similar expressions or words such as will, which by their nature refer to future events.

The Companies caution investors that forward-looking statements made by the Companies are not guarantees of future performance, and that the actual results may differ materially from those in the forward-looking statements as a result of various facts, including but not limited to, the Companies' ability to be able to continue their substantial projected growth, or be able to fully implement their business strategies, or that management will be able to successfully integrate the operations of their various acquisitions.



Contact:  Jun-Sheng Li
          Chairman, President and Chief Executive Officer
          (501) 820-0000

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